SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 5
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This Amendment dated as of April 30, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Sector Funds, a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, AIM Sector Funds is now named AIM Sector Funds (Invesco Sector Funds); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                      NEW NAME
AIM Energy Fund                   Invesco Energy Fund
AIM Financial Services Fund       Invesco Financial Services Fund
AIM Gold & Precious Metals Fund   Invesco Gold & Precious Metals Fund
AIM Leisure Fund                  Invesco Leisure Fund
AIM Technology Fund               Invesco Technology Fund
AIM Utilities Fund                Invesco Utilities Fund;

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Sector Funds in the Agreement are hereby deleted and replaced with AIM Sector Funds (Invesco Sector Funds).

     2. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                  ------------------------------------
Invesco Energy Fund                                     November 25, 2003
Invesco Financial Services Fund                         November 25, 2003
Invesco Gold & Precious Metals Fund                     November 25, 2003
Invesco Leisure Fund                                    November 25, 2003
Invesco Technology Fund                                 November 25, 2003
Invesco Utilities Fund                                  November 25, 2003

Invesco Mid-Cap Value Fund                              February 12, 2010
Invesco Small-Mid Special Value Fund                    February 12, 2010
Invesco Special Value Fund                              February 12, 2010
Invesco Technology Sector Fund                          February 12, 2010
Invesco U.S. Mid Cap Value Fund                         February 12, 2010
Invesco U.S. Small Cap Value Fund                       February 12, 2010
Invesco U.S. Small/Mid Cap Value Fund                   February 12, 2010
Invesco Value Fund                                      February 12, 2010
Invesco Value II Fund                                   February 12, 2010
Invesco Van Kampen American Value Fund                  February 12, 2010
Invesco Van Kampen Capital Growth Fund                  February 12, 2010
Invesco Van Kampen Comstock Fund                        February 12, 2010
Invesco Van Kampen Enterprise Fund                      February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                  February 12, 2010
Invesco Van Kampen Small Cap Value Fund                 February 12, 2010
Invesco Van Kampen Technology Fund                      February 12, 2010
Invesco Van Kampen Utility Fund                         February 12, 2010
Invesco Van Kampen Value Opportunities Fund             February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                               INVESCO ENERGY FUND
                         INVESCO FINANCIAL SERVICES FUND
                       INVESCO GOLD & PRECIOUS METALS FUND
                              INVESCO LEISURE FUND
                             INVESCO TECHNOLOGY FUND
                             INVESCO UTILITIES FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $350 million..............      0.75%
Next $350 million...............      0.65%
Next $1.3 billion...............      0.55%
Next $2 billion.................      0.45%
Next $2 billion.................      0.40%
Next $2 billion.................      0.375%
Over $8 billion.................      0.35%

                           INVESCO MID-CAP VALUE FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $1 billion................      0.72%
Over $1 billion.................      0.65%

                      INVESCO SMALL-MID SPECIAL VALUE FUND
                      INVESCO U.S. SMALL/MID CAP VALUE FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
All Assets......................      0.67%

                           INVESCO SPECIAL VALUE FUND
                        INVESCO U.S. SMALL CAP VALUE FUND
                     INVESCO VAN KAMPEN SMALL CAP VALUE FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $500 million..............      0.67%
Next $500 million...............      0.645%
Over $1 billion.................      0.62%

                         INVESCO TECHNOLOGY SECTOR FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $500 million..............      0.67%
Next $2.5 billion...............      0.645%
Over $3 billion.................      0.62%

                         INVESCO U.S. MID CAP VALUE FUND
                     INVESCO VAN KAMPEN AMERICAN VALUE FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $1 billion................      0.72%
Over $1 billion.................      0.65%

                               INVESCO VALUE FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $1 billion................      0.42%
Next $1 billion.................      0.37%
Next $1 billion.................      0.32%
Over $3 billion.................      0.27%

                              INVESCO VALUE II FUND
                     INVESCO VAN KAMPEN CAPITAL GROWTH FUND
                        INVESCO VAN KAMPEN COMSTOCK FUND
                       INVESCO VAN KAMPEN ENTERPRISE FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $1 billion................      0.50%
Next $1 billion.................      0.45%
Next $1 billion.................      0.40%
Over $3 billion.................      0.35%

                     INVESCO VAN KAMPEN MID CAP GROWTH FUND
                   INVESCO VAN KAMPEN VALUE OPPORTUNITIES FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $500 million..............      0.75%
Next $500 million...............      0.70%
Over $1 billion.................      0.65%

                       INVESCO VAN KAMPEN TECHNOLOGY FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $500 million..............      0.90%
Next $500 million...............      0.85%
Over $1 billion.................      0.80%

                         INVESCO VAN KAMPEN UTILITY FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $500 million..............      0.65%
Next $500 million...............      0.60%
Over $1 billion.................      0.55%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     3.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                        AIM SECTOR FUNDS
                                        (INVESCO SECTOR FUNDS)


Attest: /s/ Stephen R. Rimes            By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)

                                        INVESCO ADVISERS, INC.


Attest: /s/ Stephen R. Rimes            By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President

(SEAL)


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